EXHIBIT 33.2

Management Assessment Report

Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of February 28, 2022 and for the period from March 1, 2021 through February 28, 2022. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the auto related asset-backed transactions defined by management as constituting the Platform.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of February 28, 2022 and for the period from March 1, 2021 through February 28, 2022. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criterion (d)(2)(ii), (d)(2)(iv), (d)(2)(v), (d)(3)(i), (d)(3)(ii), (d)(3)(iii) and (d)(3)(iv) of Item 1122 of Regulation AB. The activities the Company performs with respect to the applicable 1122(d) servicing criteria are listed on the attached Appendix A.

With respect to the Company’s obligation to issue a notification to be included in the client’s Form 8-K, Form 10-D and Form 10-K under applicable servicing criterion 1122(d)(3)(i), there were no activities performed during the period from March 1, 2021 through February 28, 2022, with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

Based on such assessment, management believes that, as of February 28, 2022 and for the period from March 1, 2021 through February 28, 2022, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d)(2)(ii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as February 28, 2022 and for the period from March 1, 2021 through February 28, 2022.

By:	/s/ Patrick Tadie
Patrick Tadie
Title:	Group Vice President
ICS Global Capital Markets
Dated:	March 18, 2022

Appendix A

2020-2021
Overview of Applicable Servicing Criteria and Associated Platform Transactions

ABS - Auto

Transactions	Item 1122	Applicable Activity
Santander Drive Auto Receivable Trust 2015-4	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2015-5	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-1	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-2	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
Santander Drive Auto Receivable Trust 2016-3	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
DRIVE Auto Receivables Trust 2017-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2017-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2017-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
Fifth Third Auto Trust 2017-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company's obligation : Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion , "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2018-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2018-4	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2018-5	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2018-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company's obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
CarMax Auto Owner Trust 2018-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company's obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2018-4	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company's obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2019-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2019-3	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2019-4	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
Fifth Third Auto Trust 2019-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)
Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

(d)(2)(v)
Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(2)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Capital One Prime Auto Trust 2019-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)
Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

(d)(2)(v)
Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity
Capital One Prime Auto Trust 2019-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)
Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

(d)(2)(v)
Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Capital One Prime Auto Trust 2020-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)
Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

(d)(2)(v)
Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity
CarMax Auto Owner Trust 2020-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company's obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2020-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.

(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
CarMax Auto Owner Trust 2020-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2020-4	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2020-1	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
DRIVE Auto Receivables Trust 2020-2	(d)(2)(ii)	Company's obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
CarMax Auto Owner Trust 2021-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements

Transactions	Item 1122	Applicable Activity
CarMax Auto Owner Trust 2021-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(i)	Company 's obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company's obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company's obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements
	(d)(3)(iv)	Company 's obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements
World Omni Auto Owner Trust 2021-B	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity
World Omni Auto Lease Securitization Trust 2021-A	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
World Omni Auto Owner Trust 2021-C	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity
World Omni Select Auto Trust 2021-A	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Capital One Prime Auto Receivables Trust 2021-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(2)(iv)	Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements.
	(d)(2)(v)	Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

Transactions	Item 1122	Applicable Activity
DRIVE Auto Receivables Trust 2021-1	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
DRIVE Auto Receivables Trust 2021-2	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
DRIVE Auto Receivables Trust 2021-3	(d)(2)(ii)	Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel
	(d)(3)(i)	Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items
	(d)(3)(ii)	Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement
	(d)(3)(iii)	Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.
	(d)(3)(iv)	Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.